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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000



Servicer Certificate (Page 1 of 3)

Distribution Date:                                               10/20/2000


Investor Certificateholder Floating Allocation                       85.70%
Percentage
Investor Certificateholder Fixed Allocation Percentage               97.90%

Aggregate Amount of  Collections                               2,054,189.92
Aggregate Amount of  Interest Collections                        738,539.46
Aggregate Amount of  Principal Collections                     1,315,650.46

Class A Interest Collections                                     632,904.75
Class A Principal Collections                                  1,198,170.92
Seller Interest Collections                                      105,634.71
Seller Principal Collections                                     117,479.54

Weighted Average Loan Rate                                           14.81%
Net Loan Rate                                                        13.81%

                    Weighted Average Maximum Loan Rate               19.63%

Class A-1 Certificate Rate                                            6.84%
Maximum Investor Certificate Rate                                    13.81%
Class A-1 Certificate Interest Distributed                       274,626.16
Class A-1 Investor Certificate Interest Shortfall                      0.00
before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall                        0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall                        0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                             0.00

Class A-2 Certificate Rate                                            6.78%
Maximum Investor Certificate Rate                                    13.81%
Class A-2 Certificate Interest Distributed                        11,963.09
Class A-2 Investor Certificate Interest Shortfall                      0.00
before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall                        0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall                        0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                             0.00

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Maximum Principal Dist. Amount (MPDA)                          1,288,081.00
Alternative Principal Dist. Amount (APDA)                      1,198,170.92
Rapid Amortization Period? (Y=1, N=0)                                  0.00
Scheduled Principal  Distribution Amount (SPDA)                1,198,170.92

Principal  allocable to Class A-1                              1,147,702.76
Principal allocable to Class A-2                                  50,468.16
SPDA deposited to Funding Account                                      0.00

Accelerated Principal Distribution Amount                              0.00

APDA allocable to Class A-1                                            0.00
APDA allocable to Class A-2                                            0.00

Reimbursement to Credit Enhancer                                       0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount              80,583.15
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss Amount               3,543.50
Cumulative Investor Liquidation Loss Amount                       84,126.65

Total Principal allocable to A-1                               1,228,285.91
Total Principal allocable to A-2                                  54,011.66

Beginning Class A-1 Certificate Principal Balance             48,153,628.26
Beginning Class A-2 Certificate Principal Balance              2,117,360.50
Ending Class A-1 Certificate Principal Balance                46,925,342.35
Ending Class A-2 Certificate Principal Balance                 2,063,348.84

Class A-1 Factor                                                  0.1031723
Class A-2 Factor                                                  0.1031674
Pool Factor (PF)                                                  0.1242313

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Servicer Certificate (Page 2 of  3)

Distribution Date:                                               10/20/2000

Retransfer Deposit Amount                                              0.00
Servicing Fees Distributed                                        43,911.31
Beg. Accrued and Unpaid Inv. Servicing Fees                            0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                          0.00
End. Accrued and Unpaid Inv. Servicing Fees                            0.00

Aggregate Investor Liquidation Loss Amount                        84,126.65
Investor Loss Reduction Amount                                         0.00

Beginning Pool Balance                                        61,488,375.73
Ending Pool Balance                                           60,192,226.64
Beginning Invested Amount                                     52,693,575.76
Ending Invested Amount                                        51,411,278.19
Beginning Seller Principal Balance                             8,794,799.97
Ending Seller Principal Balance                                8,780,948.45
Additional Balances                                              117,479.54

Beginning Funding Account Balance                                      0.00
Ending Funding Account Balance                                         0.00
Ending Funding Account Balance % (before any purchase                 0.00%
of Subsequent Loans)
Principal Balance of Subsequent Loans                                  0.00

Beginning Reserve Account Balance                              1,211,294.00
Ending Reserve Account Balance                                 1,211,294.00

Beginning Seller Interest                                          14.3032%
Ending Seller's Interest                                           14.5882%

Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts                                                    210
     Trust Balance                                             5,974,493.41
   60 - 89 days (Del Stat 4)
     No. of Accounts                                                     51
     Trust Balance                                             1,612,824.21
   90+ days (Del Stat 5+)
     No. of Accounts                                                     94
     Trust Balance                                             2,438,160.12
   270+ days (Del Stat 11+)
     No. of Accounts                                                    117
     Trust Balance                                             3,777,819.73
   REO
     No. of Accounts                                                     11
     Trust Balance                                               260,017.10

Rapid Amortization Event ?                                               No
   Failure to make payment within 5 Business Days of                     No
Required Date ?
   Failure to perform covenant relating to Trust's                       No
Security Interest ?
   Failure to perform other covenants as described in                    No
the Agreement ?
   Breach of Representation or Warranty ?                                No
   Bankruptcy, Insolvency or Receivership relating to                    No
Seller ?
   Subject to Investment Company Act of 1940                             No
Regulation ?
   Servicing Termination ?                                               No

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Servicer Certificate (Page 3 of  3)

Distribution Date:                                               10/20/2000

Event of Default ?                                                       No
   Failure by Servicer to make payment within 5 Bus.                     No
Days of Required Date ?
   Failure by Servicer to perform covenant relating to                   No
Trust's Security Interest ?
   Failure by Servicer to perform other covenants as                     No
described in the Agreement?
   Bankruptcy, Insolvency or Receivership relating to                    No
Master Servicer ?
   Trigger Event ?                                                       No

Policy Fee Distributed to Credit Enhancer (Paid                         N/A
directly from HFC)
Premium Distributed to Credit Enhancer                                 0.00
Amount Distributed to Seller                                     223,114.25
Master Servicer Credit Facility Amount                                 0.00
Guaranteed Principal Distribution Amount                               0.00
Credit Enhancement Draw Amount                                         0.00

Application of Available Funds
     Aggregate Amount of Collections                           2,054,189.92
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                                43,911.31
     Prinicpal and Interest to Class A-1                       1,502,912.07
     Prinicpal and Interest to Class A-2                          65,974.75
     Seller's portion of Principal and Interest                  223,114.25
     Funds deposited into Funding Account (Net)                        0.00
     Funds deposited into Spread  Account                              0.00
     Excess funds released to Seller                             218,277.54
     Total                                                     2,054,189.92



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.





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A Servicing Officer


Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                               10/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)


Class A Certificateholder Floating Allocation                      85.6968%
Percentage
Class A Certificateholder Fixed Allocation Percentage              97.9045%

Beginning Class A-1 Certificate Balance                       48,153,628.26
Beginning Class A-2 Certificate Balance                        2,117,360.50

Class A-1 Certificate Rate                                         6.84375%
Class A-2 Certificate Rate                                         6.78000%
Class A-1 Certificate Interest Distributed                         0.603806
Class A-2 Certificate Interest Distributed                         0.598155
Class A-1 Certificate Interest Shortfall Distributed               0.000000
Class A-2 Certificate Interest Shortfall Distributed               0.000000
Remaining Unpaid Class A-1 Certificate Interest                    0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest                    0.000000
Shortfall

Rapid Amortization Event ?                                               No
Class A-1 Certificate Principal Distributed                        2.700568
Class A-2 Certificate Principal Distributed                        2.700583
   Maximum Principal Distribution Amount                           2.712749
   Scheduled Principal  Distribution Amount (SPDA)                 2.523395
   Accelerated Principal Distribution Amount                       0.000000
   Aggregate Investor Liquidation Loss Amount                      0.177174
Distributed

Total Amount Distributed to Certificateholders                     3.304137

Principal Collections deposited into Funding Account                   0.00
Ending Funding Account Balance                                         0.00

Ending Class A-1 Certificate Balance                          46,925,342.35
Ending Class A-2 Certificate Balance                           2,063,348.84

Class A-1 Factor                                                  0.1031723
Class A-2 Factor                                                  0.1031674
Pool Factor (PF)                                                  0.1242313

Unreimbursed Liquidation Loss Amount                                   0.00
Accrued Interest on Unreimbursed Liquidation Loss                      0.00
Amount
Accrued & Unpaid Interest on Unreimbursed Liquidation                  0.00
Loss Amount

Class A Servicing Fee                                             43,911.31

Beginning Invested Amount                                     52,693,575.76
Ending Invested Amount                                        51,411,278.19
Beginning Pool Balance                                        61,488,375.73
Ending Pool Balance                                           60,192,226.64

Credit Enhancement Draw Amount                                         0.00

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Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                               10/20/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                                    210
     Trust Balance                                             5,974,493.41

   60 - 89 days (Del Stat 4)
     No. of Accounts                                                     51
     Trust Balance                                             1,612,824.21

   90+ days (Del Stat 5+)
     No. of Accounts                                                     94
     Trust Balance                                             2,438,160.12

   REO
     No. of Accounts                                                     11
     Trust Balance                                               260,017.10

Aggregate Liquidation Loss Amount for Liquidated Loans            98,167.78

Class A-1 Certificate Rate for Next Distribution Date         To be updated
Class A-2 Certificate Rate for Next Distribution Date         To be updated

Amount of any Draws on the Policy                                      0.00

Subsequent Mortgage Loans
     No. of Accounts                                                   0.00
     Trust Balance                                                     0.00



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